UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2011 (January 31, 2011)

CORPORATE RESOURCE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30734	80-0551965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Broadway, 11th Floor, New York, NY	10038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(646) 443-2380

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 31, 2011, Diamond Staffing Services, Inc. (“DSS”), a wholly-owned subsidiary of Corporate Resource Services, Inc. (the “Company”) entered into an account purchase agreement (“Account Purchase Agreement”) with Wells Fargo Bank, National Association (“Wells Fargo”) in order to provide financing to DSS.  Under the terms of the Account Purchase Agreement, DSS will sell its trade receivables to Wells Fargo, with the maximum amount of trade receivables that may be sold at any one time being $18,000,000.  For each trade receivable sold to Wells Fargo, it will advance 90% of the purchased receivables’ value upon sale, with the remainder, less certain offsets, to be credited upon the receivables final collection to an account established for the satisfaction of fees, charges or other obligations owed by DSS under the Account Purchase Agreement.  Interest on the aggregate amount of purchased receivables shall be charged at prime rate plus 2.50%.

The risk DSS bears from bad debt losses on trade receivables sold is retained by DSS, and receivables sold which become greater than 90 days old can be charged back to DSS by Wells Fargo.  Additionally, Wells Fargo has the right to require DSS to repurchase its receivables from time to time in Wells Fargo’s sole discretion.  In connection with the entry into the Account Purchase Agreement, DSS granted a security interest to Wells Fargo in substantially all of DSS’ assets.

The New Account Purchase Agreement is for a term commencing on January 31, 2011 through August 27, 2013, and thereafter for subsequent 24 month periods unless Wells Fargo or DSS notifies the other party in writing at least sixty days in advance of the renewal term.  The Account Purchase Agreement may also be terminated earlier by DSS upon 30 days prior notice to Wells Fargo, or by Wells Fargo upon the occurrence of certain events of termination.  Upon the occurrence of an event of termination, Wells Fargo may, among other things, accelerate all indebtedness of DSS owed to Wells Fargo, require DSS to repurchase any and all receivables purchased by Wells Fargo, or take possession and sell any of the collateral that Wells Fargo has a security interest in.

In connection with its entry into the Account Purchase Agreement, DSS executed a Continuing Guaranty in favor of Wells Fargo.  The Continuing Guaranty provides that DSS guarantees the current and future obligations of the direct or indirect subsidiaries of the Company to Wells Fargo.  Accountabilities, Inc., Insurance Overload Services, Inc. and Corporate Resource Development, each a wholly-owned subsidiary of the Company, are also parties to account purchase agreements with Wells Fargo and receive financing pursuant to such agreements. Integrated Consulting Group, Inc., another subsidiary of the Company, which conducts business as Impact Staffing, is not a party to an account purchase agreement with Wells Fargo, and therefore does not have any obligations that are guaranteed under the Continuing Guaranty.  The Company, Insurance Overload Services, Inc., Robert Cassera, a director of the Company and the beneficial owner of approximately 84% of the Company’s outstanding shares of common stock (which includes the shares issued to Mr. Cassera’s affiliate as part of the Acquisition (as defined below), and Tri-State Employment Services, Inc., an entity wholly-owned by Mr. Cassera, also previously executed a Continuing Guaranty in favor of Wells Fargo.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 31, 2011 (the “Closing Date”), the Company completed its acquisition (the “Acquisition”) of Tri-Diamond Staffing, Inc. (“Tri-Diamond”) pursuant to an Agreement and Plan of Merger among the Company, DSS, Tri-Diamond, TS Staffing Corp., the former sole owner of all of the outstanding shares of Tri-Diamond (“TS Staffing”), and Diamond Staffing, Inc., a wholly-owned subsidiary of Tri-Diamond (“Diamond Staffing”).  As part of the consummation of the Acquisition, Tri-Diamond was merged with and into DSS, with DSS as the surviving entity.

The purchase price for Tri-Diamond was $25,000,000, which was paid by the issuance of 29,411,765 shares of unregistered common stock of the Company to TS Staffing.  The Company believes that the issuance of shares as payment of the purchase price was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, as a transaction not involving a public offering.  TS Staffing is wholly-owned by Robert Cassera, a director of the Company and the beneficial owner of approximately 84% of the Company’s outstanding shares of common stock (which includes the shares issued to TS Staffing as consideration for the sale of Tri-Diamond).

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 regarding the issuance by the Company of 29,411,765 shares of unregistered common stock of the Company is incorporated herein by reference.

Item 8.01	Other Events.

On January 31, 2011, the Company issued a press release announcing the completion of the acquisition Tri-Diamond.  A copy of this press release is attached to this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements.

The financial statements required by Item 9.01(a) of Form 8-K are not included in this Current Report on Form 8-K.  The Company intends to file these financial statements by an amendment within the time permitted by Item 9.01(a).

(b) Pro Form Financial Information.

Pro forma financial information required by Item 9.01(b) of Form 8-K is not included in this Current Report on Form 8-K.  The Company intends to file this pro form financial information by an amendment within the time permitted by Item 9.01(b).

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Account Purchase Agreement, dated as of January 31, 2011, between Wells Fargo Bank, National Association and Diamond Staffing Services, Inc.

10.2	Continuing Guaranty, dated January 31, 2011, executed by Diamond Staffing Services, Inc. in favor of Wells Fargo Bank, National Association

99.1	Corporate Resource Services, Inc. Press Release, distributed January 31, 2011

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

By:	/s/ Jay H. Schecter
Name: Jay H. Schecter
Title: Chief Executive Officer

Dated:  February 1, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Account Purchase Agreement, dated as of January 31, 2011, between Wells Fargo Bank, National Association and Diamond Staffing Services, Inc.

10.2	Continuing Guaranty, dated January 31, 2011, executed by Diamond Staffing Services, Inc. in favor of Wells Fargo Bank, National Association

99.1	Corporate Resource Services, Inc. Press Release, distributed January 31, 2011